UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

GEOVIC MINING CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 17th Street, Suite 980 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 476-6455

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Geovic Mining Corp. (the “Company”) held on June 17, 2011, the proposals listed below were submitted to a vote of the Company’s stockholders. Each of the proposals, except for proposal (3), was approved by the stockholders pursuant to the voting results set forth below.

(1) Election of the following persons as directors of the Company to serve until the 2012 annual meeting of stockholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
William A. Buckovic	50,713,490	1,189,070	11,252,977
Michael A. Goldberg	40,236,687	11,665,873	11,252,977
Robert J. MacDonald	40,262,887	11,639,673	11,252,977
Michael T. Mason	50,232,497	1,670,063	11,252,977
Wade D. Nesmith	40,242,687	11,659,873	11,252,977
John T. Perry	40,229,587	11,672,973	11,252,977
Paul D. Rose	50,800,176	1,102,384	11,252,977
Gregg J. Sedun	39,379,058	12,523,502	11,252,977
John E. Sherborne	50,446,081	1,456,479	11,252,977

(2) Approval of the Company’s Second Amended and Restated Stock Option Plan (“Plan”).

The Plan was amended and adopted by the Company’s stockholders in 2008. Applicable rules of the Toronto Stock Exchange (the “TSX”) require that the Plan be submitted to a stockholder vote for approval every three years following the institution of the Plan when unallocated shares are available for awards under the Plan.

Votes For*	Votes Against*	Abstentions*	Broker Non-Votes*
17,667,582	4,727,224	10,661,810	11,252,977

*	Under the rules of the TSX, to be approved, the Plan must be approved by a majority of the shares voted at the Annual Meeting held by stockholders who are not entitled to receive a benefit under the Plan. The officers, directors and employees of the Company and its subsidiaries and nominees for directors of the Company (19 persons) (the “Company Insiders”) would be qualified to receive an award under the Plan. Therefore the votes of Company Insiders may not be counted for purposes of determining approval by disinterested stockholders under the TSX rules. The voting results shown above do not include 18,845,943 shares held by Company Insiders who did not vote on this proposal but voted on all other matters. Accordingly, the Plan was approved in accordance with requirements of the TSX rules.

(3) Approval of an Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock to 600,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,415,416	16,247,913	492,208	0

For approval, the proposal required the affirmative vote of holders of at least a majority of the outstanding shares. Accordingly the proposal was not adopted.

(4) Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,337,341	263,788	554,408	0

Item 7.01	Regulation FD Disclosure.

At the Annual Meeting, management made a presentation to the Company’s stockholders. A copy of the presentation presented at the Annual Meeting is furnished with this Current Report on Form 8-K as Exhibit 99.1

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Management Presentation – 2011 GMC Annual Shareholder Meeting held June 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2011

GEOVIC MINING CORP.

By:	/s/ Michael T. Mason
Michael T. Mason
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Management Presentation – 2011 GMC Annual Shareholder Meeting held June 17, 2011